BNY Mellon Ultra Short Income ETF

Summary Prospectus | October 31, 2025

Ticker Symbol: BKUI

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/etfliterature. You can also get this information at no cost by calling 1-833-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated October 31, 2025, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks high current income consistent with the maintenance of liquidity and low volatility of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses†	0.01%
Total annual fund operating expenses	0.13%
Expense waivers/reimbursements^	(0.01)%
Total annual fund operating expenses (after expense waivers/reimbursements)	0.12%

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

† Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investments in other investment companies (underlying funds). These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of total expenses to average net assets in the Financial Highlights tables

^ The Adviser has contractually agreed, until at least October 31, 2026, to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund's 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.12% of the fund's average daily net assets. Prior to October 31, 2026, this expense limitation agreement may only be terminated by the fund’s board. On or after October 31, 2026, the Adviser may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example reflects the fund's contractual expense waiver and/or reimbursement only for the term of the contractual expense waiver and/or reimbursement.Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$41	$72	$165

4862SP1025

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended June 30, 2025, the fund's portfolio turnover rate was 15.39% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets in investment grade, U.S. dollar denominated fixed, variable, and floating rate debt or cash equivalents, including the following:

• Corporate securities;

• Asset-backed securities;

• Repurchase agreements;

• High quality money market instruments, such as commercial paper, certificates of deposit, time deposits and bankers' acceptances;

• U.S. Treasury securities;

• Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises (U.S. government securities);

• Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies;

• Securities issued by foreign corporations or a U.S. affiliate of a foreign corporation; and

• Securities subject to purchase and sale restrictions that are offered pursuant to Rule 144A under the Securities Act of 1933, as amended.

The fund's investments are concentrated in the banking industry. In particular, the fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

The fund typically seeks to maintain an effective duration of one year or less, although, under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the fund's duration may be longer than one year. The fund does not have any restrictions on its average effective portfolio maturity, or on the maturity or effective duration of the individual fixed-income securities the fund may purchase. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. The maturity of a security measures the time until final payment is due.

The fund's portfolio, under normal market conditions, will have an average credit rating of at least A or equivalent. The fund's investments, at the time of purchase, will have a minimum long-term credit rating of Baa3, BBB-, or BBB- by Moody's Investors Service Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO); or a short-term credit rating in the top tier (P-1, A-1 or F-1) or second tier (P-2, A-2 or F2) of rating categories for short-term investments by Moody's, S&P, or Fitch, respectively, or the equivalent by another NRSRO; or if such investments are unrated, deemed by the fund's sub-adviser, Dreyfus, a division of Mellon Investments Corporation, an affiliate of the Adviser, to be of comparable quality. For purposes of calculating the fund's average credit rating, the fund uses the highest long-term or short-term credit rating assigned to an investment. All investments that do not have a long-term credit rating but are rated in the top tier short-term credit rating category are treated as having a long-term credit rating of AA and all investments that do not have a long-term credit rating but are rated in the second tier short-term credit rating category are treated as having a long-term credit rating of BBB.

The fund's sub-adviser seeks to achieve what it believes provides the optimal portfolio for the fund in terms of preservation of principal, liquidity and producing high current income. To do so, the sub-adviser uses a top-down and bottom-up investment process and leverages the breadth and depth of Dreyfus' research resources. The sub-adviser focuses on preservation of principal and downside protection by proactively monitoring issuer and counterparty risk and ensure appropriate portfolio liquidity through a combination of overnight investments and short-term, highly liquid securities.

In selecting securities for the fund's portfolio, the sub-adviser conducts broad top-down, macroeconomic analysis that focuses on overall positioning and asset allocation by identifying general global investment themes and risks with an emphasis on region, country, interest rate curve, duration and regulatory developments.

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The sub-adviser uses a bottom-up approach based on proprietary research and its own broad perspective to make overall sector, individual security, duration and yield curve positioning investment decisions. The sub-adviser attempts to identify those sectors they believe will outperform. The sub-adviser uses a number of valuation indicators and quantitative models to help establish fair market values for individual bonds. Once the fair market value of a bond is estimated, the sub-adviser then assesses broad market factors that may impact the market price of a given security (e.g., expected future inflation, expected economic growth, path of interest rates) to determine if and why the bond is over- or undervalued. The sub-adviser believes it is best able to capture the highest risk-adjusted returns from a security: 1) when the sub-adviser can find a security that is undervalued, 2) where research indicates that the fund's portfolio should rebalance in favor of the security, and 3) when the consensus view towards the security is at a bearish extreme. The sub-adviser manages the fund's duration and yield curve positioning based on the sub-adviser expectations of future interest rates compared to current yield curves. Yield curves compare the interest rates of bonds that have the same credit quality, but different maturities.

The fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in redemption requests, including requests from Authorized Participants who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Floating and variable rate securities risk: Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the fund's ability to sell the securities at any given time. Such securities may also lose value.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

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• Call risk:  Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Banking industry risk: The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry such as extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; and increased inter-industry consolidation and competition. Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. A regional bank’s financial performance may be dependent upon the business environment in certain geographic regions of the United States and, as a result, adverse economic or employment developments in such regions may negatively impact such regional bank and, in turn, the fund.

• Asset-backed securities risk: Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• Commercial paper risk: Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.

• Certificates of deposit, time deposits and bankers' acceptances risk: The activities of banks, which are the primary issuers of certificates of deposit, time deposits and bankers' acceptances are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may result in losses for the fund.

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• Foreign government obligations, debt obligations of supranational entities and sovereign debt obligations risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations.

• Rule 144A securities risk: Rule 144A securities are restricted securities that, while privately placed, are eligible for purchase and resale pursuant to Rule 144A by "qualified institutional buyers," as defined under the Securities Act of 1933, as amended ("Securities Act"). The market for Rule 144A securities typically is less active than the market for publicly-traded securities. As such, investing in Rule 144A securities may reduce the liquidity of the fund's investments, and the fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. The sub-adviser will evaluate the liquidity of Rule 144A securities prior to investing in such securities and monitor their liquidity thereafter. In addition, transaction costs may be higher for restricted securities than for more liquid securities.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Cash transaction risk: Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the fund's investments. As such, the fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which may result in cash transaction costs (such as brokerage costs) that are not incurred with in-kind redemptions. The fund imposes transaction fees to offset all or a part of the costs associated with a cash transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund's performance may be negatively impacted. The fund may also recognize a capital gain on these sales that might not have been incurred if the fund had made a redemption in-kind. This may decrease the tax efficiency of the fund compared to ETFs that utilize in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the fund and conventional ETFs.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the fund and its investments. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or

BNY Mellon Ultra Short Income ETF Summary	5

be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Non-money market fund risk: The fund is not a money market fund. The fund does not seek to maintain a stable net asset value ("NAV") of $1.00 per share. The fund's NAV and market value will fluctuate every day and these fluctuations may be significant on certain days. Also, the fund is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. There can be no guarantee that the fund will generate higher returns than money market funds.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of the Bloomberg U.S. Aggregate Bond Index, a broad measure of market performance, and the ICE BofA Merrill Lynch 3-Month US Treasury Bill Index, which measures the performance of a U.S. Treasury bill that matures within three months. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2024, Q3: 1.98 Worst Quarter 2022, Q1: (0.97)

Year to date total return for the nine months ended September 30, 2025 was 3.81%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes and or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of a period.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (8/09/2021)
Returns before taxes	5.47%	3.17%
Returns after taxes on distributions	3.29%	1.75%
Returns after taxes on distributions and sale of fund shares	3.21%	1.81%
Bloomberg U.S. Aggregate Bond Index(reflects no deductions for fees, expenses or taxes)	1.25%	-2.27%
ICE BofA Merrill Lynch 3-Month US Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	5.25%	3.44%
Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC, and the fund's sub-adviser is Dreyfus, a division of Mellon Investments Corporation (Mellon), which is an affiliate of the Adviser.

Stephen Murphy and Anthony Honko are the fund's primary portfolio managers. Each portfolio manager has been a primary portfolio manager of the fund since its inception in August 2021. Mr. Murphy is Senior Vice President and Senior Portfolio Manager at Mellon. Mr. Honko is a Vice President and Portfolio Manager at Mellon. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

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Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units" principally in exchange for cash. However, the fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as ordinary income, qualified dividend income or capital gains, except when your investment is through an individual retirement account ("IRA"), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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